UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ABERDEEN FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

ABERDEEN GLOBAL NATURAL RESOURCES FUND

September 15, 2016

Dear Investor:

The Board of Trustees of Aberdeen Global Natural Resources Fund recently sent you proxy material and a reminder letter regarding the upcoming Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on October 17, 2016 at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. All shareholders are being asked to consider and vote on a very important proposal affecting the Fund. As of today, we have not received your vote.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. For your convenience, we have included a copy of the proxy card for your review.  To view the proxy material electronically, please go to www.proxyonline.com/docs/AberdeenGlobalNaturalResources.

IF YOU HAVE ANY QUESTIONS OR NEED OUR ASSISTANCE, PLEASE CALL THE TOLL-FREE, SHAREHOLDER HELP LINE: 1 (866) 828-6951.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED.  PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. Vote by Mail. Cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

2. Vote via the Internet. Visit the website indicated on the enclosed proxy card.

3. Vote by Phone. Dial the toll-free number indicated on the enclosed proxy card.

4. Vote by Phone with a live operator. Dial toll-free 1 (866) 828-6951. Please have the proxy card available at the time of the call.

Thank you in advance for your participation.

R_AGN_11009-2.02

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

ABERDEEN GLOBAL NATURAL RESOURCES FUND

August 30, 2016

Dear Investor:

The Board of Trustees of Aberdeen Global Natural Resources Fund recently sent you detailed information regarding the upcoming Special Meeting of Shareholders to ask for your vote on an important proposal affecting the Fund.  The Special Meeting is scheduled to be held on October 17, 2016 (at 11:00 AM Eastern Time), at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement.  To view the proxy material electronically, please go to www.proxyonline.com/docs/AberdeenGlobalNaturalResources.

For your convenience, we have included a copy of the proxy card for your review. If you have any questions about the proposal, please call 1 (866) 828-6951.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED.  PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. Vote by Mail. Cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

2. Vote via the Internet. Visit the website indicated on the enclosed proxy card.

3. Vote by Phone. Dial the toll-free number indicated on the enclosed proxy card.

4. Vote by Phone with a live operator. Dial toll-free 1 (866) 828-6951. Please have the proxy card available at the time of the call.

Thank you in advance for your participation.

R_AGN_11009-1.01